Exhibit 99.1
Couchbase Announces Third Quarter Fiscal 2023 Financial Results
Santa Clara, Calif., - December 6, 2022 – Couchbase, Inc. (NASDAQ: BASE), the cloud database platform company, today announced financial results for its third quarter ended October 31, 2022.
“We are proud to have delivered third quarter results ahead of all guidance metrics,” said Matt Cain, Chairperson and CEO of Couchbase. “We saw robust bookings growth, meaningful new Capella logo additions and a rapidly growing pipeline of exciting opportunities across both new and existing customers, and all of this despite a more challenging macroeconomic environment. The investments we have made in our cloud database platform are paying off and I’m thrilled that Capella in particular is becoming an increasingly important contributor to our business.”
Third Quarter Fiscal 2023 Financial Highlights
•Revenue: Total revenue for the quarter was $38.6 million, an increase of 25% year-over-year. Subscription revenue for the quarter was $35.7 million, an increase of 23% year-over-year.
•Annual recurring revenue (ARR): Total ARR as of October 31, 2022 was $151.7 million, an increase of 24% year-over-year, or 28% on a constant currency basis. See the section titled “Key Business Metrics” below for details.
•Gross margin: Gross margin for the quarter was 87.4%, compared to 87.9% for the third quarter of fiscal 2022. Non-GAAP gross margin for the quarter was 88.0%, compared to 88.3% for the third quarter of fiscal 2022. See the section titled “Use of Non-GAAP Financial Measures” and the tables titled “Reconciliation of GAAP to Non-GAAP Results” below for details.
•Loss from operations: Loss from operations for the quarter was $16.6 million, compared to $15.5 million for the third quarter of fiscal 2022. Non-GAAP operating loss for the quarter was $9.6 million, compared to $12.1 million for the third quarter of fiscal 2022.
•Cash flow: Cash flow used in operating activities for the quarter was $14.7 million, compared to $19.7 million in the third quarter of fiscal 2022. Capital expenditures were $1.6 million during the quarter, leading to negative free cash flow of $16.3 million, compared to negative free cash flow of $20.3 million in the third quarter of fiscal 2022.
•Remaining performance obligations (RPO): RPO as of October 31, 2022 was $159.6 million, an increase of 28% year-over-year.
Recent Business Highlights
•Announced a newly-designed user experience for Couchbase Capella, inspired by popular technologies that millions of developers already use to build modern applications. Because of this sense of familiarity, the new Capella experience boosts productivity so developers can more easily build next-generation applications.

•Announced Capella has a new high-data density storage engine with compute and storage advantages that dramatically drops the total cost of ownership compared to other DBaaS offerings. This innovation means customers can optimize towards smaller, more-affordable clusters that hold and process more data with higher processing throughput power, delivering best-in-class price performance.
•Announced enhanced security and single sign-on capabilities in Capella including successfully completing a SOC 2, Type II audit and delivering support for HIPAA-compliant applications.
•Announced a multi-year strategic collaboration agreement with Amazon Web Services, Inc. (AWS). Under this agreement, Couchbase and AWS have committed to offer customers integrated go-to-market activities, commercial incentives and technology integrations. This includes migrating workloads to Capella on AWS as well as extending Capella App Services to run on AWS edge services.
•Named a Strong Performer in The Forrester WaveTM: Translytical Data Platforms, Q4 2022.
Financial Outlook

For the fourth quarter and full year of fiscal 2023, Couchbase expects:

	Q4 FY2023 Outlook	FY2023 Outlook
Total Revenue	$38.2-38.4 million	$151.4-151.6 million
Total ARR	$160.5-162.5 million	$160.5-162.5 million
Non-GAAP Operating Loss	$15.0-14.8 million	$46.4-46.2 million
The guidance provided above is based on several assumptions that are subject to change and many of which are outside our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.
Couchbase is not able, at this time, to provide GAAP targets for operating loss for the fourth quarter or full year of fiscal 2023 because of the difficulty of estimating certain items excluded from non-GAAP operating loss that cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.
Conference Call Information

Couchbase will host a live webcast at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) on Tuesday, December 6, 2022, to discuss its financial results and business highlights. The conference call can be accessed by dialing 877-407-8029 from the United States, or +1 201-689-8029 from international locations. The live webcast and a webcast replay can be accessed from the investor relations page of Couchbase’s website at investors.couchbase.com.

About Couchbase
Modern customer experiences need a flexible database platform that can power applications spanning from cloud to edge and everything in between. Couchbase’s mission is to simplify how developers and architects develop, deploy and consume modern applications wherever they are. We have reimagined the database with our fast, flexible and affordable cloud database platform Capella, allowing organizations to quickly build applications that deliver premium experiences to their customers – all with best-in-class price performance. More than 30% of the Fortune 100 trust Couchbase to power their modern applications. For more information, visit www.couchbase.com and follow us on Twitter @couchbase.
Couchbase has used, and intends to continue using, its investor relations website and the corporate blog at blog.couchbase.com to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website and the corporate blog in addition to following our press releases, SEC filings and public conference calls and webcasts.
Use of Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe certain non-GAAP financial measures are useful to investors in evaluating our operating performance. We use certain non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations or outlook. Non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures (provided in the financial statement tables included in this press release), and not to rely on any single financial measure to evaluate our business.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders and non-GAAP net loss per share attributable to common stockholders: We define these non-GAAP financial measures as their respective GAAP measures, excluding expenses related to stock-based compensation expense and employer taxes on employee stock transactions. We use these non-GAAP financial measures in conjunction with GAAP measures to assess our performance, including in the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

Beginning with the first quarter of fiscal 2023, we have excluded employer payroll taxes on employee stock transactions, which is a cash expense, from our non-GAAP results. These payroll taxes have been excluded from our non-GAAP results because they are tied to the timing and size of the exercise or vesting of the underlying equity awards, and the price of our common stock at the time of vesting or exercise may vary from period to period independent of the operating performance of our business. Prior period non-GAAP financial measures have not been adjusted to reflect this change, and the effect of this change is not material for any period previously presented.
Free cash flow: We define free cash flow as cash used in operating activities less additions of property and equipment, which includes capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this press release for the reconciliation of GAAP and non-GAAP results.
Key Business Metrics
We review a number of operating and financial metrics, including ARR, to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions.
We define ARR as of a given date as the annualized recurring revenue that we would contractually receive from our customers in the month ending 12 months following such date. Based on historical experience with customers, we assume all contracts will be automatically renewed at the same levels unless we receive notification of non-renewal and are no longer in negotiations prior to the measurement date. ARR also includes revenue from consumption-based cloud credits of Couchbase Capella products. ARR for Couchbase Capella products in a customer’s initial year is calculated as described above; after a customer’s initial year it is calculated by annualizing the prior 90 days of actual consumption, assuming no increases or reductions in usage. ARR excludes revenue derived from the use of cloud products only based on on-demand arrangements and services revenue. ARR should be viewed independently of revenue, and does not represent our revenue under GAAP on an annualized basis, as it is an operating metric that can be impacted by contract start and end dates and renewal dates. ARR is not intended to be a replacement for forecasts of revenue. Although we seek to increase ARR as part of our strategy of targeting large enterprise customers, this metric may fluctuate from period to period based on our ability to acquire new customers and expand within our existing customers. We believe that our ARR is an important indicator of the growth and performance of our business. We updated our definition of ARR beginning in the first quarter of fiscal 2023 to include revenue from consumption-based cloud credits of Couchbase Capella products by annualizing the prior 90 days of actual consumption, assuming no increases or reductions in usage, and updated in the third quarter of fiscal 2023 to clarify that the 90-day actual consumption methodology is only used after a customer’s initial year. The reason for these changes is to better reflect the ARR for Couchbase Capella products following the launch of Couchbase Capella in fiscal 2022. ARR for prior periods have not been adjusted to reflect these changes as they are not material to any period previously presented.

We also attempt to represent the changes in the underlying business operations by eliminating fluctuations caused by changes in foreign currency exchange rates within the current period. We calculate constant currency growth rates by applying the applicable prior period exchange rates to current period results.
Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, quotations of management, the section titled “Financial Outlook” above and statements about Couchbase’s market position, strategies and potential market opportunities. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “continue,” “could,” “potential,” “remain,” “may,” “might,” “will,” “would” or similar expressions and the negatives of those terms. However, not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including factors beyond our control, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to: our history of net losses and ability to achieve or maintain profitability in the future; our ability to continue to grow on pace with historical rates; our ability to manage our growth effectively; intense competition and our ability to compete effectively; cost-effectively acquiring new customers or obtaining renewals, upgrades or expansions from our existing customers; the market for our products and services being relatively new and evolving, and our future success depending on the growth and expansion of this market; our ability to innovate in response to changing customer needs, new technologies or other market requirements; our limited operating history, which makes it difficult to predict our future results of operations; the significant fluctuation of our future results of operations and ability to meet the expectations of analysts or investors; our significant reliance on revenue from subscriptions, which may decline and, the recognition of a significant portion of revenue from subscriptions over the term of the relevant subscription period, which means downturns or upturns in sales are not immediately reflected in full in our results of operations; and the impact of geopolitical and macroeconomic factors and the ongoing COVID-19 pandemic. Further information on risks that could cause actual results to differ materially from forecasted results are included in our filings with the Securities and Exchange Commission that we may file from time to time, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended January 31, 2022. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2022 that will be filed with the Securities and Exchange Commission, which should be read in conjunction with this press release and the financial results included herein. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Investor Contact:
Edward Parker
ICR for Couchbase
IR@couchbase.com
Media Contact:
Michelle Lazzar
Couchbase Communications
CouchbasePR@couchbase.com

Couchbase, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Revenue:
License	$3,519	$3,774	$14,908	$12,468
Support and other	32,201	25,234	89,852	71,034
Total subscription revenue	35,720	29,008	104,760	83,502
Services	2,837	1,816	8,441	4,976
Total revenue	38,557	30,824	113,201	88,478
Cost of revenue:
Subscription(1)	2,631	2,094	7,548	6,218
Services(1)	2,244	1,642	6,759	4,435
Total cost of revenue	4,875	3,736	14,307	10,653
Gross profit	33,682	27,088	98,894	77,825
Operating expenses:
Research and development(1)	13,998	13,103	42,760	38,267
Sales and marketing(1)	27,448	22,817	81,764	65,714
General and administrative(1)	8,828	6,659	25,183	17,434
Total operating expenses	50,274	42,579	149,707	121,415
Loss from operations	(16,592)	(15,491)	(50,813)	(43,590)
Interest expense	(26)	(133)	(76)	(630)
Other income (expense), net	317	(51)	22	(44)
Loss before income taxes	(16,301)	(15,675)	(50,867)	(44,264)
Provision for income taxes	376	249	1,013	729
Net loss	$(16,677)	$(15,924)	$(51,880)	$(44,993)
Cumulative dividends on Series G redeemable convertible preferred stock	—	—	—	(2,917)
Net loss attributable to common stockholders	$(16,677)	$(15,924)	$(51,880)	$(47,910)
Net loss per share attributable to common stockholders, basic and diluted	$(0.37)	$(0.37)	$(1.16)	$(2.43)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	44,932	43,440	44,619	19,742
_______________________________
(1)Includes stock-based compensation expense as follows:

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Cost of revenue—subscription	$128	$66	$391	$123
Cost of revenue—services	106	70	317	116
Research and development	1,905	1,085	5,891	2,224
Sales and marketing	2,413	1,292	6,863	2,521
General and administrative	2,201	840	5,468	2,179
Total stock-based compensation expense	$6,753	$3,353	$18,930	$7,163

Couchbase, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of October 31, 2022	As of January 31, 2022

Assets
Current assets
Cash and cash equivalents	$38,781	$95,688
Short-term investments	138,469	110,266
Accounts receivable, net	22,530	36,696
Deferred commissions	12,154	11,783
Prepaid expenses and other current assets	7,773	8,559
Total current assets	219,707	262,992
Property and equipment, net	6,731	4,288
Operating lease right-of-use assets(2)	7,021	—
Deferred commissions, noncurrent	7,592	8,243
Other assets	1,247	1,219
Total assets	$242,298	$276,742
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$3,523	$1,923
Accrued compensation and benefits	9,045	16,143
Other accrued expenses	3,314	3,231
Operating lease liabilities(2)	3,043	—
Deferred revenue	58,039	69,010
Total current liabilities	76,964	90,307
Operating lease liabilities, noncurrent(2)	4,658	—
Deferred revenue, noncurrent	2,577	2,713
Other liabilities	—	507
Total liabilities	84,199	93,527
Stockholders’ equity
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	553,336	525,392
Accumulated other comprehensive loss	(1,375)	(195)
Accumulated deficit	(393,862)	(341,982)
Total stockholders’ equity	158,099	183,215
Total liabilities and stockholders’ equity	$242,298	$276,742
_______________________________
(2)The Company adopted ASU 2016-02, “Leases” (Topic 842) using the modified retrospective method as of February 1, 2022 and elected the transition option that allows the Company not to restate the comparative periods in its financial statements in the year of adoption.

Couchbase, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Cash flows from operating activities
Net loss	$(16,677)	$(15,924)	$(51,880)	$(44,993)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	838	708	2,304	2,114
Amortization of debt issuance costs	—	37	—	52
Stock-based compensation, net of amounts capitalized	6,753	3,353	18,930	7,163
Amortization of deferred commissions	4,139	3,497	12,549	9,823
Non-cash lease expense	752	—	2,152	—
Foreign currency transaction losses	262	—	1,298	5
Other	(124)	35	177	103
Changes in operating assets and liabilities
Accounts receivable	6,075	(2,286)	13,404	13,559
Deferred commissions	(4,563)	(4,557)	(12,269)	(11,628)
Prepaid expenses and other assets	1,905	(36)	691	(5,884)
Accounts payable	(2,067)	(3,440)	1,476	1,113
Accrued compensation and benefits	(1,468)	908	(7,076)	817
Accrued expenses and other liabilities	(735)	1,342	300	(407)
Operating lease liabilities	(819)	—	(1,930)	—
Deferred revenue	(8,991)	(3,384)	(11,108)	(10,759)
Net cash used in operating activities	(14,720)	(19,747)	(30,982)	(38,922)
Cash flows from investing activities
Purchases of short-term investments	(41,169)	(59,146)	(110,637)	(66,279)
Maturities and sales of short-term investments	48,341	7,183	81,143	19,468
Additions to property and equipment	(1,617)	(564)	(4,093)	(814)
Net cash provided by (used in) investing activities	5,555	(52,527)	(33,587)	(47,625)
Cash flows from financing activities
Payments of debt	—	(25,000)	—	(25,000)
Proceeds from exercise of stock options	666	1,645	4,033	5,933
Proceeds from issuance of common stock under ESPP	959	—	4,484	—
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	—	214,854
Payment for fractional shares in reverse stock split	—	(9)	—	(9)
Payments of deferred offering costs	—	(2,135)	—	(4,930)
Net cash provided by (used in) financing activities	1,625	(25,499)	8,517	190,848
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(17)	(33)	(855)	(158)
Net increase (decrease) in cash, cash equivalents and restricted cash	(7,557)	(97,806)	(56,907)	104,143
Cash, cash equivalents, and restricted cash at beginning of period	46,881	239,789	96,231	37,840
Cash, cash equivalents, and restricted cash at end of period	$39,324	$141,983	$39,324	$141,983
Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown above:
Cash and cash equivalents	$38,781	$141,440	$38,781	$141,440
Restricted cash included in other assets	543	543	543	543
Total cash, cash equivalents and restricted cash	$39,324	$141,983	$39,324	$141,983

Couchbase, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Reconciliation of GAAP gross profit to non-GAAP gross profit:
Total revenue	$38,557	$30,824	$113,201	$88,478
Gross profit	$33,682	$27,088	$98,894	$77,825
Add: Stock-based compensation expense	234	136	708	239
Add: Employer taxes on employee stock transactions	12	—	36	—
Non-GAAP gross profit	$33,928	$27,224	$99,638	$78,064
Gross margin	87.4%	87.9%	87.4%	88.0%
Non-GAAP gross margin	88.0%	88.3%	88.0%	88.2%

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP research and development	$13,998	$13,103	$42,760	$38,267
Less: Stock-based compensation expense	(1,905)	(1,085)	(5,891)	(2,224)
Less: Employer taxes on employee stock transactions	(69)	—	(138)	—
Non-GAAP research and development	$12,024	$12,018	$36,731	$36,043

GAAP sales and marketing	$27,448	$22,817	$81,764	$65,714
Less: Stock-based compensation expense	(2,413)	(1,292)	(6,863)	(2,521)
Less: Employer taxes on employee stock transactions	(115)	—	(218)	—
Non-GAAP sales and marketing	$24,920	$21,525	$74,683	$63,193

GAAP general and administrative	$8,828	$6,659	$25,183	$17,434
Less: Stock-based compensation expense	(2,201)	(840)	(5,468)	(2,179)
Less: Employer taxes on employee stock transactions	(14)	—	(98)	—
Non-GAAP general and administrative	$6,613	$5,819	$19,617	$15,255

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Reconciliation of GAAP operating loss to non-GAAP operating loss:
Total revenue	$38,557	$30,824	$113,201	$88,478
Loss from operations	$(16,592)	$(15,491)	$(50,813)	$(43,590)
Add: Stock-based compensation expense	6,753	3,353	18,930	7,163
Add: Employer taxes on employee stock transactions	210	—	490	—
Non-GAAP operating loss	$(9,629)	$(12,138)	$(31,393)	$(36,427)
Operating margin	(43)%	(50)%	(45)%	(49)%
Non-GAAP operating margin	(25)%	(39)%	(28)%	(41)%

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Reconciliation of GAAP net loss attributable to common stockholders to non-GAAP net loss attributable to common stockholders:
Net loss attributable to common stockholders	$(16,677)	$(15,924)	$(51,880)	$(47,910)
Add: Stock-based compensation expense	6,753	3,353	18,930	7,163
Add: Employer taxes on employee stock transactions	210	—	490	—
Non-GAAP net loss attributable to common stockholders	$(9,714)	$(12,571)	$(32,460)	$(40,747)
GAAP net loss per share attributable to common stockholders	$(0.37)	$(0.37)	$(1.16)	$(2.43)
Non-GAAP net loss per share attributable to common stockholders	$(0.22)	$(0.29)	$(0.73)	$(2.06)
Weighted average shares outstanding, basic and diluted	44,932	43,440	44,619	19,742
The following table presents a reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP measure, for each of the periods indicated (in thousands, unaudited):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Net cash used in operating activities	$(14,720)	$(19,747)	$(30,982)	$(38,922)
Less: Additions to property and equipment	(1,617)	(564)	(4,093)	(814)
Free cash flow	$(16,337)	$(20,311)	$(35,075)	$(39,736)
Net cash provided by (used in) investing activities	$5,555	$(52,527)	$(33,587)	$(47,625)
Net cash provided by (used in) financing activities	$1,625	$(25,499)	$8,517	$190,848

Couchbase, Inc.
Key Business Metrics
(in millions)
(unaudited)

	As of
	July 31,	Oct. 31,	Jan. 31,	April 30,	July 31,	Oct. 31,
	2021	2021	2022	2022	2022	2022
Annual Recurring Revenue	$115.2	$122.3	$132.9	$139.7	$145.2	$151.7